UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2009

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On December 22, 2009, Sunrise Connecticut Avenue Assisted Living L.L.C. (“SCA”), a subsidiary of Sunrise Senior Living, Inc. (“Sunrise”) which owns and operates Sunrise’s Connecticut Avenue property, entered into amendments and settlement agreements (the “Amendments and Settlement Agreements”) with respect to (i) two Loan Agreements, dated as of August 28, 2007 (as amended from time to time, the “Loan Agreements”), by and among SCA and Chevy Chase Bank, a division of Capital One, N.A., as agent for the lenders party thereto (“Chevy Chase”) and (ii) certain notes executed in connection with the entry into the Loan Agreements (together with the Loan Agreements, the “Loan Documents”).  The Amendments are dated and effective as of December 2, 2009.

The Amendments and Settlement Agreements, among other matters, (i) extended the maturity date of the Loan Documents to December 2, 2010, (ii) provided for a $5 million principal payment on the $29.5 million of outstanding borrowings under one of the Loan Agreements (“Loan A”), (iii) suspended the application of certain operating and financial covenants, (iv) amended certain operating and financial covenants, and (v) provided for certain additional reporting requirements.  Additionally, the Amendments and Settlement Agreements decreased the interest rate applicable to Loan A to one-month LIBOR plus 4.50% per annum and that applicable to the second of the Loan Agreements (“Loan B”) to one-month LIBOR plus 5.00% per annum.  Pursuant to the Amendments and Settlement Agreements, SCA paid Chevy Chase, for the benefit of the lenders, a $75,000 one-time amendment fee.

SCA’s obligations under the Loan Documents are secured by a mortgage on the real property owned by SCA and located in Washington, DC and are guaranteed by Sunrise.

Item 9.01.       Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

10.1

Third Amendment to Loan Agreement and Settlement Agreement (Loan A), effective as of December 2, 2009, by and among Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as agent for the lenders party thereto.

10.2	Third Amendment to Guaranty of Payment (Loan A), effective as of December 2, 2009, by and between Sunrise Senior Living, Inc. and Chevy Chase Bank, a division of Capital One, N.A.
10.3	Second Amendment to Deed of Trust Note A (Loan A), effective as of December 2, 2009, by and between Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and MB

10.4

Financial Bank, N.A., as lender.

Second Amendment to Deed of Trust Note A (Loan A), effective as of December 2, 2009, by and between Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as lender.

10.5

Third Amendment to Loan Agreement and Settlement Agreement (Loan B), effective as of December 2, 2009, by and among Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as lender.

10.6	Third Amendment to Guaranty of Payment (Loan B), effective as of December 2, 2009, by and between Sunrise Senior Living, Inc. and Chevy Chase Bank, a division of Capital One, N.A.
10.7

Second Amendment to Deed of Trust Note B (Loan B), effective as of December 2, 2009, by and between Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as lender.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 24, 2009

Sunrise Senior Living, Inc.

By:  /s/ Mark S. Ordan

Name:  Mark S. Ordan

Title:  Chief Exexutive Officer

Exhibit Index

10.1

Third Amendment to Loan Agreement and Settlement Agreement (Loan A), effective as of December 2, 2009, by and among Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as agent for the lenders party thereto.

10.2	Third Amendment to Guaranty of Payment (Loan A), effective as of December 2, 2009, by and between Sunrise Senior Living, Inc. and Chevy Chase Bank, a division of Capital One, N.A.
10.3

Second Amendment to Deed of Trust Note A (Loan A), effective as of December 2, 2009, by and between Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and MB Financial Bank, N.A., as lender.

10.4

Second Amendment to Deed of Trust Note A (Loan A), effective as of December 2, 2009, by and between Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as lender.

10.5

Third Amendment to Loan Agreement and Settlement Agreement (Loan B), dated as of December 2, 2009, by and among Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as lender.

10.6	Third Amendment to Guaranty of Payment (Loan B), effective as of December 2, 2009, by and between Sunrise Senior Living, Inc. and Chevy Chase Bank, a division of Capital One, N.A.
10.7

Second Amendment to Deed of Trust Note A (Loan B), effective as of December 2, 2009, by and between Sunrise Connecticut Avenue Assisted Living, L.L.C., as borrower, and Chevy Chase Bank, a division of Capital One, N.A., as lender.